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                                                                   EXHIBIT 10.30


                              OPTION CERTIFICATE

                     TO PURCHASE SHARES OF COMMON STOCK OF
                             INLAND RESOURCES INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
                 CERTIFICATE EVIDENCING THE NUMBER OF OPTIONS
                            SET FORTH IN SECTION 1

     1. BASIC TERMS. This certifies that, for good and valuable consideration, Michael J. Stevens (the "Holder"), is entitled, subject to the terms and conditions of this Option Certificate (the "Certificate"), to purchase 100,000 shares of the common stock, $.001 par value (the "Common Stock"), of Inland Resources Inc. (the "Company"), subject to adjustment as provided in this Certificate, from the Company at the applicable Exercise Price (as defined below), on delivery of this Certificate to the Company with the exercise form duly executed and payment of the Exercise Price payable to the Company by cashier's check or other immediately available funds, for all shares purchased. One Option (herein so called) is required for the purchase of one share of Common Stock, subject to adjustment as provided herein. Holder and Company acknowledge and agree that the Options granted hereby are nonqualified stock options.

     2. EXPIRATION DATE. The right to exercise the Options evidenced by this Certificate shall expire at 12:00 a.m. PST on the tenth (10th) anniversary of the effective date of this Certificate, provided, however, that if Holder's employment by the Company or a subsidiary is terminated for any reason by Holder or the Company (with or without cause), other than as a result of the death or disability of Holder, then the vested Options evidenced by this Certificate shall expire sixty (60) days after such termination, but if termination is as a result of the death or disability of Holder then the vested Options may be exercised at any time within one year after the termination of employment for such reason (the "Expiration Date").

     3. EXERCISE PRICE. The purchase price per share of the Common Stock upon exercise of the Options (the "Exercise Price") shall be equal to $11.00 per share, which is equal to or greater than the fair market value per share on the date hereof, for the first 50,000 Options vesting under this Certificate and $16.00 per share for the remaining 50,000 Options vesting under this Certificate. The applicable Exercise Price may be adjusted from time to time pursuant to the terms of this Certificate.

     4. VESTING OF OPTIONS. Subject to the other terms and conditions of this Agreement, the Options granted hereby shall vest in accordance with the following schedule: (i) 16,667 of the Options granted hereby shall vest on each of the first and second anniversary dates of the effective date of this Certificate and 16,666 of the Options shall vest on the third anniversary date of the effective date of this Certificate, provided Holder is employed by the Company or a subsidiary on such date (except as otherwise provided below); and
(ii) 16,667 of the Options granted hereby shall vest on each of the fourth and fifth anniversary dates of the effective date of this Certificate and 16,666 of the Options shall vest on the sixth anniversary date of the effective date of this Certificate, provided Holder is employed by the Company or a subsidiary on such date (except as otherwise provided below) and provided, further, that the Company had "EBITDA" of $40,000,000 for the twelve (12) months ended on the October 31 immediately preceding such

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anniversary date. For purposes of this Certificate, "EBITDA" shall mean the net income of the Company before deductions for interest, income taxes, depreciation and amortization. Notwithstanding any provision hereof to the contrary, the Options granted hereby shall vest immediately upon a sale of all or substantially all of the assets of the Company or a cash merger involving the Company pursuant to which the shareholders of the Company are cashed out in such merger and cease to be shareholders of the Company or the surviving entity. Any non-vested Options granted hereby shall be immediately forfeited if Holder's employment by the Company or a subsidiary is terminated for any reason by the Company (with or without cause) or Holder (including as a result of the death or disability of Holder); provided, however, that notwithstanding the vesting schedule set forth above, if Holder's employment is terminated prior to May 10 in any year, the Options which would have otherwise vested on November 10th of that year shall be forfeited, but if such termination occurs on or after May 10th in any such year, any Options which would otherwise have vested on November 10th of such year shall not be forfeited and shall be deemed vested notwithstanding such termination. Once an Option has vested, it may be exercised at any time by Holder, subject to the other terms and conditions of this Certificate.

     5. COMPANY'S WARRANTIES, REPRESENTATIONS AND COVENANTS. The Company warrants, represents and covenants to the Holder that:

          (a) The Company has been duly incorporated and organized and is validly existing as a corporation in good standing under the laws of its state of organization.

          (b) The Options have been duly authorized and are the validly issued, fully paid and binding obligation of the Company. The Common Stock of the Company issuable upon exercise of the Options are validly authorized and upon payment of the Exercise Price shall be validly issued, fully paid and nonassessable Common Stock of the Company.

          (c) Common Stock deliverable on the exercise of the Options shall, at delivery, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the purchase.

          (d) The Company shall take any necessary steps to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Exercise Price of the Common Stock issuable pursuant to this Certificate.

          (e) The Company shall at all times reserve and hold available sufficient shares of its Common Stock to satisfy the Common Stock issuable upon exercise of the Options.

          (f) The Company shall maintain its books and records in accordance with generally accepted accounting principles applied on a consistent basis.

          (g) The Company shall permit the Holder through his designated representatives to visit and inspect any of the properties of the Company, to

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     examine its books and records, and to discuss its affairs, finances and accounts with and be advised as to the same by the officers of the Company at reasonable times and intervals, on the same basis as any other shareholder.

     The provisions of this Section shall continue for so long as the Holder owns this Certificate.

     6. METHOD OF EXERCISE; SHARES ISSUED UPON EXERCISE. Exercise may be made of all or any part of the Options evidenced by this Certificate by surrendering it, with the exercise form provided for herein duly executed by or on behalf of the Holder, at the executive office of the Company, accompanied by payment in full of the Exercise Price payable in respect of the Options being exercised. The Options are exercisable at the option of the Holder in whole or in part at any time prior to the Expiration Date. If less than all of the Options evidenced by this Certificate are exercised, the Company will, upon such exercise, execute and deliver to the Holder a new certificate (dated the date hereof) evidencing the Options not so exercised. Unless the Common Stock issuable upon exercise of the Options has been registered under the Securities Act of 1933, as amended (the "1933 Act"), the certificates evidencing the Common Stock issuable on exercise of the Options will bear the following legend or a substantially similar legend:

     "The shares of stock of Inland Resources Inc. (the "Company") represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the securities laws of any state, and the Holder hereof cannot make any sale, assignment, or other transfer of any shares of such stock except pursuant to an offering of such shares duly registered under the 1933 Act and the applicable state securities laws, or under such other circumstances that, in the opinion of counsel of the Holder hereof, does not require registration under the 1933 Act and any state securities laws. Said shares are restricted securities within the meaning of Rule 144 promulgated under the 1933 Act and may be subject to the limitations upon resale set forth therein or in other rules and regulations under the 1933 Act;"

provided, however, that the Company agrees that whenever the shares of Common Stock issuable upon exercise or conversion of the Options shall have been beneficially held for two (2) years within the meaning of Rule 144(k) of the 1933 Act or any successor rule or statute or any shorter period of time allowed by such successor rule or statute, and so long as the Holder is not an affiliate of the Company within the meaning of Rule 144, if required by Rule 144 or such successor rule or statute, then the Company shall remove all restrictive legends and stop transfer restrictions at the written request of the owner of the shares of Common Stock issuable on exercise or conversion of the Options.

     7. INVESTMENT REPRESENTATION OF HOLDER. Holder represents and warrants that the Options evidenced by this Certificate, and any Option Shares (herein so called) purchased upon exercise of the Options, have been, or will be, acquired or purchased as an investment for Holder's own account and not with a view toward further distribution thereof. It is expressly understood that the Options cannot be transferred except pursuant to Section 10 hereof, and that

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the Option Shares cannot be sold or transferred except pursuant to an effective registration statement or an exemption from applicable securities laws.

     8. ADJUSTMENT OF SHARES PURCHASABLE. The number of shares of Common Stock purchasable hereunder and the applicable Exercise Price per share are subject to adjustment from time to time as specified in this Certificate.

     9. EXCHANGE FOR OTHER DENOMINATIONS. This Certificate is exchangeable, on its surrender by the Holder to the Company, for new Certificates of like tenor and date representing in the aggregate the number of Options and the right to purchase the number of shares of Common Stock purchasable hereunder in denominations designated by the Holder at the time of surrender.

     10. RESTRICTIONS ON TRANSFER. During the lifetime of Holder, this Certificate shall be exercisable only by the Holder in person, by attorney or by mail, on surrender of this Certificate, properly endorsed. Neither this Certificate nor the Options are transferable by Holder by operation of law or otherwise, except that in the event of death or disability of Holder while employed by the Company or a subsidiary, the vested Options may be exercised at any time within one year after such death or disability by the duly appointed personal representative of Holder, or by any person or persons who shall acquire the Options directly from Holder by bequest or inheritance.

     11. ADJUSTMENT OF SHARES. Wherever this Certificate specifies a number of shares of Common Stock or an Exercise Price per share, the specified number of shares of Common Stock to be received on exercise and the applicable Exercise Price per share shall be changed to reflect adjustments (which may require that additional securities or other property be delivered on exercise) required by this section, as follows:

          (a) If a stock or property dividend is declared to the holders of shares of the same class of securities of the Company as is issuable upon exercise of Options, there shall be added with respect to each share of Common Stock issuable upon exercise of Options the amount of the dividend, stock or property, which would have been issued to the Holder had the Holder been the holder of record of such issuable share at the dividend record date. Such additional stock or property resulting from such dividend shall be delivered without additional cost upon the exercise of Options. Any distribution to the holders of Common Stock of the Company of any kind, other than a distribution of cash as a dividend out of profits of the Company for the current year of the dividend, shall be treated as a stock or property dividend for purposes of this Subsection 11(a). If the Holder is entitled to receive cash upon exercise of Options under this Subsection 11(a), the Holder may, at the Holder's option, elect to reduce the applicable Exercise Price by all or part of the cash to be received by the Holder upon exercise under this Subsection 11(a).

          (b) If an increase has been effected in the number of outstanding shares of the same class of securities of the Company as is issuable upon exercise of Options by reason of a subdivision of such shares, the number of shares which may

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     thereafter be purchased upon exercise of Options shall be increased with respect to each share issuable upon exercise of Options by the number of shares which could have been received by the Holder at the time of such subdivision had it been the holder of record of such issuable shares at the record and/or effective date of the subdivision. In such event, the Exercise Price per share of Options shall be proportionately reduced.

          (c) If a decrease has been effected in the number of outstanding shares of the same class of securities of the Company as is issuable upon exercise of Options by reason of a reverse stock split, the number of shares which may thereafter be purchased upon exercise of Options shall be changed with respect to each share issuable upon exercise of Options to the number of shares which would have been held by the Holder at the time of said reverse stock split had the Holder been the holder of such issuable share at the record and/or effective date of the reverse stock split. In such event, the Exercise Price per share shall be proportionately increased.

          (d) If there is a capital reorganization, reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation or corporations, or if there is a sale or distribution of all or substantially all of the Company's property and assets, the Company shall make adequate provision so that there shall remain and be substituted under this Certificate with respect to each share issuable upon exercise of Options the stock, securities and/or assets which would have been issuable or payable in respect of or in exchange for such issuable shares if the Holder had been the owner of such share on the applicable record date. All other provisions of this Certificate shall remain in full force and effect.

     12. NOTICE OF ADJUSTMENT. On the happening of any event requiring an adjustment of the Exercise Price or the shares purchasable hereunder, the Company shall immediately give written notice to the Holder stating the adjusted Exercise Price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.

     13. NOTICE REQUIREMENT. If at any time the Company proposes or is aware of any of the following transactions, the Company shall give written notice to the Holder at least 30 days prior to the proposed transaction: an anticipated voluntary or involuntary dissolution, liquidation or winding up of the Company; a merger or consolidation of the Company; the payment or declaration of a dividend or distribution to shareholders of the Company; or the vote of shareholders of the Company to amend the certificate or articles of incorporation of the Company. Such notice shall contain: (a) the date on which the proposed transaction is to take place; (b) the record date (which shall be at least 30 days after the giving of the notice) of the proposed transaction;
(c) a brief description of the proposed transaction; (d) a brief description of any dividends or other distributions to be made to holders of Common Stock as a result of the proposed transaction; (e) a brief description of any other effect of the proposed transaction on

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holders of Common Stock or this Certificate; and (f) an estimate of the fair value of any dividends or other distributions to be made to shareholders.

     14. FRACTIONAL SHARES. The Company shall not be required upon the exercise of any of the Options evidenced hereby to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the mean between the low bid and high asked prices on the over-the-counter market as reported by the NASD Automated Quotation System or the closing market price on a national securities exchange on the trading day immediately prior to exercise, whichever is applicable, or if neither is applicable, then on the basis of the market value of any such fractional interest as shall be reasonably determined by the Company.

     15. NOTICE. Any notice required or permitted by any party to this Certificate shall be in writing and may be delivered personally to the party being given notice or to the person in charge of the office of the party being given notice or by facsimile, national overnight courier service or by mail, at the party's address indicated below, and any notice will be effective only upon actual receipt by the party. The addresses of the parties are as follows:

          Holder:             475 17th Street, Suite 1500
                              Denver, Colorado 80202

          Company:            475 17th Street, Suite 1500
                              Denver, Colorado 80202

The names and addresses of persons to receive notice as stated in this Section may be changed by notice given in accordance with this Section.

     16. PARTIES. This Certificate shall bind the respective successors and assigns of the parties.

     17. ENTIRE AGREEMENT. This Certificate represents the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements or understandings. The terms of this Certificate may be amended only by a written instrument executed by the Company and the Holder.

     WITNESS the signature of the Company's authorized representative and the acceptance of the terms hereof by the signature of the Holder dated effective November 10, 1997.

                                    COMPANY:

HOLDER:                             INLAND RESOURCES INC.


                                    By:
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Michael J. Stevens                      Kyle R. Miller, President and Chief

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                                 EXERCISE FORM


                   (To be executed by the Holder to purchase
                  Common Stock pursuant to the within Options)



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     The undersigned hereby:  (1) irrevocably elects to purchase ______ shares of the Company's Common Stock issuable upon the exercise of the within Options, and encloses payment of $________________ therefor; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Certificate of like tenor for the balance of the remaining Options be issued in the name of the undersigned and delivered to the undersigned at the address below.




Date:
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                                       (Please sign exactly as name appears on
                                       Option Certificate)



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                                       Address


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